Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis P. Aquino, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Aquino Milling Inc. on Form 10-Q for the three months ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aquino Milling. as of and for the periods presented in such quarterly report on Form 10-Q. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such quarterly report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:	/s/ Louis P. Aquino
Name:	Louis P. Aquino
Title:	Chief Executive and Financial Officer
Date:	April 11, 2013